UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2018

NEXPOINT CAPITAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01074	38-3926499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective February 7, 2018, the board of directors (“Board”) of NexPoint Capital, Inc. (the “Company”) appointed Dustin Norris to serve as an Interested Director of the Company effective on that date. The Board currently consists of six members, five of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Norris is an “interested director” because of his position with an affiliate of NexPoint Advisors, L.P., the Company’s investment adviser. Mr. Norris was appointed to serve as an Interested Director for a three-year term to expire in 2021.

The Board has not appointed Mr. Norris to serve on any committees of the Company. As an officer and Interested Director of the Company, Mr. Norris receives no direct remuneration from the Company.

There are no arrangements or understandings between Mr. Norris and any other persons pursuant to which he was selected as an Interested Director, and he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Norris, age 34, has served as Secretary of the Company since 2014. Mr. Norris has also served as Secretary of Highland Floating Rate Opportunities Fund (“FRO”), Highland Funds I (“HFI) and Highland Funds II (“HFII”) since October 2017; Assistant Secretary of FRO from August 2017 to October 2017; Chief Product Strategist at Highland Capital Management Fund Advisors, L.P. (“HCMFA”) since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) since December 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Real Estate Strategies Fund since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, NexPoint Capital, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT CAPITAL, INC.

Date: February 13, 2018	By:	/s/ Frank Waterhouse
Name: Frank Waterhouse
Title: Principal Financial Officer, Principal Accounting Officer, and Treasurer